Financial Guaranty Insurance Company
125 Park Avenue
New York, New York  10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy
                                                                                             Policy Number:  07030010
                                                                                             Control Number:  0010001

Issuing Entity:  RASC Series 2007-EMX1 Trust

Insured Obligations:

$692,852,000 in aggregate  certificate  principal  balance of Home Equity
Mortgage Asset-Backed Pass-Through Certificates,  Series 2007-EMX1, Class
A-I-1,   Class   A-I-2,   Class  A-I-3  and  Class   A-I-4   Certificates
(collectively,  the "Class A-I Certificates") and Class A-II Certificates
(the  "Class  A-II   Certificates,"  and  together  with  the  Class  A-I
Certificates, the "Class A Certificates")

Trustee:  U.S. Bank National Association

Financial Guaranty Insurance Company ("Financial  Guaranty"),  a New York stock insurance company, in consideration of the right of Financial  Guaranty to receive monthly premiums as provided in the Insurance  Agreement (as defined
below)  and  subject  to  the  terms  of  this  Financial  Guaranty   Insurance  Policy  (this  "Policy"),   hereby
unconditionally  and  irrevocably  agrees to pay each Insured Payment (as defined below) to the Trustee named above or its successor,  as trustee for the Holders of the Class A  Certificates,  to the extent set forth in the Pooling and Servicing  Agreement (as defined  below).  Capitalized  terms used and not otherwise  defined herein shall have the meanings  assigned to such terms in the Pooling and  Servicing  Agreement as in effect and executed on the date hereof,  without giving effect to any subsequent  amendment or modification to the Pooling and Servicing  Agreement unless such amendment or modification has been approved in writing by Financial Guaranty.

The following terms used herein shall have the meanings assigned to them below:

"Deficiency  Amount"  shall  mean  (a)  with  respect  to any  Distribution  Date  and  each  class  of  Class  A-I
Certificates,  an amount, if any, equal to the sum of (1) the excess, if any, of the Accrued  Certificate  Interest
(without taking into account any reductions in the Accrued  Certificate  Interest in respect of Realized Losses) on such class of Class A-I  Certificates  for that  Distribution  Date over the amounts on deposit in the  Certificate
Account  on that  Distribution  Date  available  for  distribution  to such  class of  Class  A-I  Certificates  in accordance  with the Class A Interest  Distribution  Priority  on that  Distribution  Date  (other than any portion thereof  consisting of an Insured  Payment  payable as interest on such class of Class A-I  Certificates),  and (2)
(i) with  respect to any  Distribution  Date that is not the  Distribution  Date in  January  2037,  the  principal portion of any Realized Losses  allocated to each class of Class A-I  Certificates,  if any, for that  Distribution
Date and (ii) on the Distribution Date in January 2037, the aggregate  Certificate  Principal Balance of each class of Class A-I  Certificates on that  Distribution  Date after giving effect to all  distributions to be made thereon on that Distribution  Date other than any portion thereof  consisting of an Insured Payment payable as principal on the Class A-I  Certificates,  and (b) with respect to any  Distribution  Date and the Class A-II  Certificates,  an
amount,  if any, equal to the sum of (1) the excess,  if any, of the Accrued  Certificate  Interest (without taking into account any reductions in the Accrued  Certificate  Interest in respect of Realized  Losses) on the Class A-II
Certificates  for  that  Distribution  Date  over  the  amounts  on  deposit  in the  Certificate  Account  on that
Distribution  Date  available  for  distribution  to the Class A-II  Certificates  in  accordance  with the Class A
Interest  Distribution  Priority on that Distribution Date (other than any portion thereof consisting of an Insured
Payment  payable as interest on the Class A-II  Certificates),  and (2) (i) with respect to any  Distribution  Date that is not the  Distribution  Date in January 2037, the principal  portion of any Realized Losses allocated to the
Class A-II  Certificates,  if any, for that  Distribution  Date and (ii) on the Distribution  Date in January 2037,
the aggregate  Certificate  Principal Balance of the Class A-II Certificates on that Distribution Date after giving effect  to all  distributions  to be made  thereon  on that  Distribution  Date  other  than  any  portion  thereof consisting of an Insured Payment payable as principal on the Class A Certificates.

"Insured  Payment"  means  with  respect  to (a) any  Distribution  Date,  (i) any  Deficiency  Amount and (ii) any
Preference Amount (as defined in this Policy) and (b) any other date, any Preference Amount.

Financial  Guaranty will pay a Deficiency  Amount with respect to the Class A  Certificates  by 12:00 noon New York
City time in  immediately  available  funds to the Trustee on the later of (i) the second  Business  Day  following receipt in New York, New York on a Business Day by Financial  Guaranty of a Notice from the Trustee  specifying the
Deficiency  Amount which is due in respect of the Class A Certificates and (ii) the Distribution  Date on which the related  Deficiency  Amount is payable to the  Holders of the Class A  Certificates  pursuant  to the  Pooling  and
Servicing  Agreement,  for  disbursement  to the  Holders of the Class A  Certificates  in the same manner as other payments  with  respect to the Class A  Certificates  are  required to be made.  Any Notice  received by  Financial
Guaranty  after  12:00 noon New York City time on a given  Business  Day or on any day that is not a  Business  Day shall be deemed to have been received by Financial  Guaranty on the next succeeding  Business Day. In addition,  if any Notice  received by Financial  Guaranty is not in proper form or is otherwise  insufficient  for the purpose of making a claim  under  this  Policy,  it will be deemed  not to have  been  received  by  Financial  Guaranty,  and
Financial Guaranty will promptly so advise the Trustee, and the Trustee may submit an amended Notice.

If any  portion or all of any amount  that is insured  hereunder  that was  previously  distributed  to a Holder of
Class A  Certificates  is  recoverable  and sought to be recovered  from such Holder as a voidable  preference by a trustee in bankruptcy  pursuant to the U.S. Bankruptcy Code,  pursuant to a final  non-appealable  order of a court exercising  proper  jurisdiction  in  an  insolvency  proceeding  (a  "Final  Order")  (such  recovered  amount,  a
"Preference  Amount"),  Financial  Guaranty will pay on the guarantee  described in the first paragraph  hereof, an amount equal to each such  Preference  Amount by 12:00 noon New York City time on the second Business Day following receipt by  Financial  Guaranty on a Business  Day of (w) a certified  copy of the Final  Order,  (x) an opinion of counsel  satisfactory  to  Financial  Guaranty  that the Final  Order is final and not  subject to  appeal,  (y) an assignment,  in form reasonably  satisfactory to Financial  Guaranty,  irrevocably  assigning to Financial Guaranty all rights and claims of the Trustee  and/or such Holder of the Class A  Certificates  relating to or arising under such Preference  Amount and constituting an appropriate  instrument,  in form reasonably  satisfactory to Financial
Guaranty,  appointing  Financial  Guaranty  as the agent of the  Trustee  and/or  such  Holder in  respect  of such
Preference  Amount,  including without limitation in any legal proceeding related to the Preference Amount, and (z)
a Notice  appropriately  completed  and  executed by the Trustee or such  Holder,  as the case may be. Such payment shall be made to the  receiver,  conservator,  debtor-in-possession  or  trustee in  bankruptcy  named in the Final
Order and not to the  Trustee or Holder of the Class A  Certificates  directly  (unless  the Holder has  previously paid such amount to such receiver,  conservator,  debtor-in-possession or trustee in bankruptcy named in such Final
Order in which case payment shall be made to the Trustee for  distribution  to the Holder upon delivery of proof of such payment  reasonably  satisfactory to Financial  Guaranty).  Notwithstanding  the foregoing,  in no event shall
Financial  Guaranty be (i) required to make any payment  under this Policy in respect of any  Preference  Amount to the extent such Preference  Amount is comprised of amounts  previously  paid by Financial  Guaranty  hereunder,  or
(ii) obligated to make any payment in respect of any Preference  Amount,  which payment represents a payment of the principal  amount of any Class A  Certificates,  prior to the time  Financial  Guaranty  otherwise  would have been required to make a payment in respect of such  principal,  in which case  Financial  Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the  documents  required  under  clauses (w) through (z) of the  preceding  paragraph  that are  received by
Financial  Guaranty  after  12:00  noon  New York  City  time on a given  Business  Day or on any day that is not a
Business Day shall be deemed to have been received by Financial  Guaranty on the next  succeeding  Business Day. If any notice  received by Financial  Guaranty is not in proper form or is otherwise  insufficient  for the purpose of making a claim under this Policy with respect to a Deficiency  Amount or a Preference  Amount,  as  applicable,  it will be deemed not to have been  received by Financial  Guaranty,  and  Financial  Guaranty will promptly so advise the Trustee,  and the Trustee may submit an amended Notice.  All payments made by Financial  Guaranty  hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

Upon payment of any Insured Payment  hereunder,  Financial  Guaranty shall be fully subrogated to the rights of the
Holders of the Class A Certificates to receive the amount so paid.  Financial  Guaranty's  obligations with respect to the Class A  Certificates  hereunder  with respect to each  Distribution  Date shall be discharged to the extent funds  consisting  of the  related  Deficiency  Amount are  received by the Trustee on behalf of the Holders of the
Class A Certificates  for payment to such Holders,  as provided in the Pooling and Servicing  Agreement and herein, whether or not such funds are properly applied by the Trustee.

This Policy is non-cancelable for any reason,  including  nonpayment of any premium.  The premium on this Policy is not  refundable  for any  reason,  including  the  payment of any Class A  Certificates  prior to their  respective maturities.  This Policy shall  expire and  terminate  without any action on the part of Financial  Guaranty or any other  Person  on the date that is the  later of (i) the date  that is one year and one day  following  the date on which the Class A  Certificates  shall have been paid in full and (ii) if any insolvency  proceeding  referenced in the third  preceding  paragraph with respect to which the Depositor is the debtor has been commenced on or prior to the date  specified  in  clause  (i)  above,  the 30th day  after  the  entry of a final,  non-appealable  order in resolution or settlement of such proceeding.

This  Policy  does not  cover  payments  under the Swap  Agreement,  Basis  Risk  Shortfalls,  Prepayment  Interest
Shortfalls or Relief Act Shortfalls, as applicable,  with respect to the Class A Certificates,  nor does the Policy cover  any  reductions  in the  Pass-Through  Rates  resulting  from  application  of the Net WAC Cap  Rate or Swap
Termination  Payments.  The Policy does not  guarantee to the holders of the Class A  Certificates  any  particular rate of  principal  payment.  In  addition,  this Policy does not cover  shortfalls,  if any,  attributable  to the liability of the Depositor,  the Issuing Entity,  any REMIC,  the Trustee or any Holder for  withholding  taxes, if any (including  interest and penalties in respect of any liability for  withholding  taxes).  This Policy also does not cover the failure of the Trustee to make any payment  required  under the Pooling and  Servicing  Agreement  to any Holder of a Class A Certificate.

To the fullest extent  permitted by applicable law,  Financial  Guaranty  hereby waives,  solely for the benefit of
Holders of  the Class A  Certificates,  all defenses of any kind  (including,  without  limitation,  the defense of fraud in  inducement  or fact,  any defense  based on any duty  claimed to arise from the  doctrine of "utmost good faith" or any similar or related  doctrine or any other  circumstances  that would have the effect of discharging a surety,  guarantor or any other person in law or in equity) that Financial  Guaranty  otherwise might have asserted as a defense to its  obligation to pay in full any amounts that have become due and payable in accordance  with the terms and conditions of this Policy.  Nothing in this  paragraph,  however,  shall be deemed to constitute a waiver of any rights,  remedies,  claims or  counterclaims  that  Financial  Guaranty may have with respect to Residential
Funding Corporation,  the Issuing Entity, or any of their affiliates,  whether acquired by subrogation,  assignment or otherwise.

A monthly  Premium shall be due and payable in arrears as provided in the Pooling and  Servicing  Agreement and the
Insurance Agreement.

This  Policy is subject to and shall be  governed  by the laws of the State of New York.  The proper  venue for any action or proceeding on this Policy shall be the County of New York, State of New York.

THE  INSURANCE  PROVIDED BY THIS POLICY IS NOT COVERED BY THE NEW YORK  PROPERTY/CASUALTY  INSURANCE  SECURITY FUND
(NEW YORK INSURANCE CODE, ARTICLE 76).

"Notice"  means a  written  notice in the form of  Exhibit A to this  Policy by  registered  or  certified  mail or telephonic or telegraphic notice,  subsequently  confirmed by written notice delivered via telecopy,  telex or hand delivery from the Trustee to Financial  Guaranty  specifying the information set forth therein.  "Holder" means, as to a  particular  Class A  Certificate,  the person,  other than  Residential  Asset  Securities  Corporation  (the
"Depositor"),  Residential Funding Company, LLC (the "Sponsor" and the "Master Servicer"), any subservicer retained by the Master  Servicer  or the  Trustee  and,  in each  case,  any of their  respective  affiliates,  who,  on the applicable  Distribution  Date,  is  entitled  under the terms of such Class A  Certificate  to a payment  thereon.
"Pooling and Servicing  Agreement" means the Pooling and Servicing  Agreement relating to the Class A  Certificates by and among,  the  Depositor,  the Sponsor,  the Master  Servicer  and the Trustee,  dated as of February 1, 2007.
"Insurance  Agreement" means the Insurance and Indemnity Agreement,  among Financial Guaranty,  the Depositor,  the
Sponsor, the Master Servicer and the Trustee, dated as of March 12, 2007.

In the event that payments under any Class A Certificate are  accelerated,  nothing herein contained shall obligate
Financial  Guaranty to make any payment of  principal  or interest on such Class A  Certificate  on an  accelerated basis,  unless such acceleration of payment by Financial Guaranty is at the sole option of Financial  Guaranty;  it being  understood  that a payment  shortfall in respect of the  retirement of any Class A Certificate  by reason of the optional  termination  of any group of Mortgage  Loans  pursuant to Section  9.01 of the Pooling and  Servicing
Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS  WHEREOF,  Financial  Guaranty  has caused this Policy to be affixed with its  corporate  seal and to be signed by its duly  authorized  officer in facsimile to become  effective  and binding upon  Financial  Guaranty by virtue of the countersignature of its duly authorized representative.

President                                                              Authorized Representative

Effective Date:  March 12, 2007

                                                     EXHIBIT A

                                        NOTICE OF NONPAYMENT AND DEMAND FOR
                                                  INSURED PAYMENT

To:    Financial Guaranty Insurance Company
       125 Park Avenue
       New York, New York 10017
       (212) 312-3000
       Attention:  Structured Finance Surveillance - RASC - 2007-EMX1

       Telephone: (212) 312-3000
       Telecopier:  (212) 312-3220

Re:    $692,852,000 in aggregate certificate principal balance of Home Equity
       Mortgage Asset-Backed Pass-Through Certificates, Series 2007-EMX1,
       Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates
       (collectively, the "Class A-I Certificates") and Class A-II
       Certificates (the "Class A-II Certificates," and together with the
       Class A-I Certificates, the "Class A Certificates")

       Policy No:  07030010 (the "Policy")

Distribution Date:  ________________

We refer to that certain Pooling and Servicing  Agreement,  dated as of February 1, 2007, by and among  Residential
Asset Securities  Corporation,  as Depositor,  Residential  Funding Company,  LLC, as Master Servicer and U.S. Bank
National Association.  as Trustee (the "Pooling and Servicing  Agreement"),  relating to the above referenced Class
A  Certificates.  All  capitalized  terms  not  otherwise  defined  herein  or in the  Policy  shall  have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a)       The  Trustee  has  determined  under the Pooling  and  Servicing  Agreement  that in respect of the
          Distribution Date:

          (1)     The Deficiency  Amount on the Class A-I Certificates in respect of the Distribution  Date that is due to be  received  on the  Distribution  Date  specified  above  under  the  Pooling  and
                  Servicing Agreement, is equal to $_____________, consisting of

                  (A)     $  ___________  in  respect  of  interest  on the  Class  A-I  Certificates,  which is calculated as the amount by which:

                          (i)    $____________,  constituting the Accrued Certificate  Interest on the Class A-I
                                 Certificates  for  the   Distribution   Date  (without  taking  into  account  any
                                 reductions  in the Accrued  Certificate  Interest in respect of Realized  Losses);
                                 exceeds

                          (ii)    $___________,   constituting  the  amounts  on  deposit  in  the  Certificate
                                  Account on the  Distribution  Date  available for  distribution  to the Class A-I
                                  Certificates  in  accordance  with the  Class A  Interest  Distribution  Priority
                                  (other than any  portion  thereof  consisting  of an Insured  Payment  payable as interest on the Class A-I Certificates); plus

                (B)       $______________  in  respect  of  principal  of the Class A-I  Certificates  which with respect  to (i) any  Distribution  Date that is not the  Distribution  Date in  January
                          2037,  constitutes the principal  portion of any Realized Losses allocated to the Class
                          A-I Certificates,  if any, for that Distribution Date and (ii) on the Distribution Date in January 2037,  constitutes the aggregate  Certificate Principal Balance of the Class
                          A-I Certificates on such  Distribution Date after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof  consisting of an Insured Payment payable as principal on the Class A-I Certificates.

        (2)      The Deficiency  Amount on the Class A-II Certificates in respect of the Distribution Date that is due to be  received  on the  Distribution  Date  specified  above  under  the  Pooling  and
                 Servicing Agreement, is equal to $_____________, consisting of

                (A)       $  ___________  in  respect  of  interest  on the Class  A-II  Certificates,  which is calculated as the amount by which:

                          (i)    $____________,  constituting  the  Accrued  Certificate  Interest  on the Class
                                 A-II  Certificates  for the  Distribution  Date  (without  taking into account any reductions  in the Accrued  Certificate  Interest in respect of Realized  Losses);
                                 exceeds

                          (ii)   $___________,  constituting the amounts on deposit in the Certificate  Account
                                 on  the   Distribution   Date  available  for   distribution  to  the  Class  A-II
                                 Certificates  in  accordance  with  the  Class A  Interest  Distribution  Priority
                                 (other  than any  portion  thereof  consisting  of an Insured  Payment  payable as interest on the Class A-II Certificates); plus

                (B)       $______________  in respect of  principal  of the Class  A-II  Certificates  which with respect  to (i) any  Distribution  Date that is not the  Distribution  Date in  January
                          2037,  constitutes the principal  portion of any Realized Losses allocated to the Class
                          A-II  Certificates,  if any, for that  Distribution Date and (ii) the Distribution Date in January 2037,  constitutes the aggregate  Certificate Principal Balance of the Class
                          A-II  Certificates on such  Distribution  Date after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof  consisting of an Insured Payment payable as principal on the Class A-II Certificates.

         Please be advised that,  accordingly,  a Deficiency  Amount exists for the  Distribution  Date  identified above for the Class A  Certificates  in the amount of $________.  This  Deficiency  Amount  constitutes  an Insured
Payment payable by Financial Guaranty under the Policy.

[In addition,  attached  hereto is a copy of the Final Order in connection  with a Preference  Amount in the amount set forth therein,  together with an assignment of rights and appointment of agent and other documents  required by the Policy in respect of the Preference  Amounts.  The amount of the  Preference  Amount is  $______________.  This
Preference Amount constitutes an Insured Payment payable by Financial Guaranty under the Policy.]

Accordingly,  pursuant to the Pooling and Servicing Agreement,  this statement  constitutes a notice for payment of an Insured Payment by the Insurer in the amount of $__________ under the Policy.

(b)      No payment claimed hereunder is in excess of the amount payable under the Policy.
         The amount requested in this Notice should be paid to:  [Payment Instructions]

Any person who  knowingly  and with intent to defraud any  insurance  company or other person files an  application for insurance or statement of claim  containing  any  materially  false  information or conceals for the purpose of misleading,  information  concerning  any fact material  thereto,  commits a fraudulent  insurance  act, which is a crime,  and shall also be subject to a civil  penalty  not to exceed  Five  Thousand  Dollars  ($5,000.00)  and the stated value of the claim for each such violation.

         IN WITNESS  WHEREOF,  the Trustee has  executed and  delivered  this Notice of  Nonpayment  and Demand for
Insured Payments this _____ day of ______________________.

                                                     ________________________________________,
                                                     as Trustee

                                                     By:  ___________________________________

                                                     Title:  ___________________________________